UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

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VSURANCE, INC.
(Name of Registrant As Specified In Charter)

Not Applicable
(Name of Person(s) Filing the Information Statement if other than Registrant)

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Vsurance, Inc.

220 West 6th Street, Suite D

Little Rock, Arkansas 72201

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This notice and information statement (the “Information Statement”) will be mailed on or about July___, 2007 to the stockholders of record, as of July 11, 2007, of Vsurance, Inc., a Nevada corporation (the “Company”) pursuant to: Section 14(c) of the Exchange Act of 1934, as amended. This Information Statement is circulated to advise the shareholders of action already approved and taken without a meeting by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)	Four members were elected to the Company’s Board of Directors to hold office until the Company’s Annual Meeting of Stockholders in 2008 or until his successor is duly elected and qualified; and

(2)	The appointment of Lawrence Scharfman, CPA as the Company’s independent certified public accountants was ratified; and

(3)	The appointment of W. Russell Smith, III as Chairman and CEO was ratified; and

(4)	The amendment to the Articles of Incorporation to increase the authorized shares of common stock to 500,000,000, par value $.001 and establish a class of preferred shares with non-dilutive majority voting rights, recognized as class “D” totaling 100,000, par value $.001, was ratified; and

(5)	Enacted a one for eighty reverse stock split, to be effective as of the filing of an amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State.

Attached hereto for your review is an Information Statement relating to the above-described actions. Please read this notice carefully. It describes the essential terms of the election of the members of the Board of Directors, appointment of the auditors, ratification of board resolutions and amendment to the Articles to include a preferred stock. Additional information about the Company is contained in its periodic reports filed on periodic and current reports filed with the United States Securities and Exchange Commission (the “Commission”). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission’s EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING

WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Malcolm Pollard
Malcolm Pollard
Secretary and Treasurer

July __, 2007

Vsurance, Inc.

220 West 6th Street, Suite D

Little Rock, Arkansas 72201

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

(1)	Four members were elected to the Company’s Board of Directors to hold office until the Company’s Annual Meeting of Stockholders in 2008 or until his successor is duly elected and qualified; and

(2)	The appointment of Lawrence Scharfman, CPA as the Company’s independent certified public accountants was ratified; and

(3)	The appointment of W. Russell Smith, III as Chairman and CEO was ratified; and

(4)	The amendment to the Articles of Incorporation to increase the authorized shares of common stock to 500,000,000, par value $.001 and establish a class of preferred shares with non-dilutive voting rights, recognized as class “D” totaling 100,000, par value $.001, was ratified; and

(5)	Enacted a one for eighty reverse stock split, to be effective as of the filing of an amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State.

The Board of Directors has fixed the close of business on July 11, 2007, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business July 11, 2007, the Record Date, are entitled to notice of the action to be effective on or about August 13, 2007. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder how they can notify the Company of their wish to receive a seperate copy.

The elimination of the need for a meeting of stockholders to approve this action is made possible by Nevada Revised Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using “estimate,” “anticipate,” “believe,” “project,” “expect,” “intend,” “predict,” “potential,” “future,” “may,” “should” and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

•

Changes in relationships with major customers and/or suppliers: an adverse change in our relationships with major customers and/or suppliers would have a negative impact on our earnings and financial position.

•

Armed conflicts and other military actions: the considerable political and economic uncertainties resulting from these events, could adversely affect our order intake and sales, particularly in the limousine market.

•	Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company

THE COMPANY

Vsurance, Inc. is a Nevada corporation that was incorporated on July 26, 2005. We are a development stage company. We were created to provide beneficial pet and horse resource centers—VetpetMD, Spot the Pet, and Purrfect Pet Club—via the worldwide web in order to sell pet merchandise as an online affiliate of a leading pet retailer, lost and found registration services (Pet ID tags), global positioning system technologies to locate lost pets and horses, and lastly liability, life, and health insurance policies to cover property damage and veterinary expenses from and on pets and horses in the United States, United Kingdom and in other pet and horse concentrated countries.

We are a leading provider of pet health information services to pet owners, veterinarians, animal healthcare professionals, and pet service providers, which includes life and health insurance for pets, horses, and other companion animals through our public online portals. We are organizing our business into these two operating segments as follows; however, since we remained a development stage company at December 31, 2006, we have represented the business as one operating segment at this time:

•

Online and Other Services. The Vsurance Beneficial Resource Centers consist of the public portals that we own, such as www.VetpetMD.com. These along with our other pet/animal owner portals help owners take an active role in managing their pet’s health by providing objective healthcare and lifestyle information. Our public portals generate revenue primarily through the sale of advertising and sponsorship products from Petsmart® as an affiliate.

•

Insurance Services. We sell several pet health insurance plans for dogs and cats that provide reimbursement of veterinary expenses incurred to treat an illness or injury and on some policies routine/preventive care treatment such as vaccinations: Protect 1, Protect 2, Protect 3, and Protect 4 all of which provided an accidental life insurance policy with an endorsement for death due to an illness. We are authorized to underwrite a pet replacement (life) insurance plan for dogs and cats with death benefit limits ranging from $1,000 to $10,000. We have not yet introduced this product to the marketplace but look to do so in late 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our capital stock beneficially owned by all of our directors and executive officers as a group as of July 11, 2007. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power. As of July 11, 2007, we had 66,109,190 shares of common stock outstanding and 202,303,940 on a fully diluted basis, that is, all preferred shares have converted to common.

Name and Address	Title of Class	Shares Beneficially Owned (1)	Percent of Class(1)
J Matt Lile 220 West 6th Street, Suite D Little Rock, Arkansas 72201 (President)	Preferred	22,500,000	11%
Malcolm Pollard 220 West 6th Street, Suite D Little Rock, Arkansas 72201 (Director)	Preferred	3,083,750	2%
Ann Perniciaro 220 West 6th Street, Suite D Little Rock, Arkansas 72201 (Director)	Preferred	1,583,750	1%
Allen Hayes 220 West 6th Street, Suite D Little Rock, Arkansas 72201 (Director)	Preferred	1,583,650	1%
J Mike Pickens 220 West 6th Street, Suite D Little Rock, Arkansas 72201 (Director)	Preferred	1,500,000	1%

*	Less than 1%.

(1)	Applicable percentage of ownership is based on 202,303,940 shares of stock, fully diluted common and preferred outstanding as of July 11, 2007, together with applicable stock issues pursuant to board resolutions and options for each shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Preferred stock votes as if converted to common shares.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

The directors and executive officer as of December 31, 2006 were as follows:

Name	Age	Position
J Matt Lile	49	President

Allen Hayes	61	Director

Malcolm Pollard	65	Director, Secretary and Treasurer

Ann Perniciaro	42	Director

J. Michael Pickens	45	Director

The following is a brief description of the background of our directors and executive officers.

Background Information

J. Matt Lile, III, RHU, President since 11/30/05, age 49:

•

1998 to present: President and CEO of Advanced Insurance Group of America and subsidiaries being Advanced Insurance Brokerage, Advanced Insurance Administration, Physicians Medical Review, Employers Choice Health Alliance, Risk Management Solutions, and Med RX. Additional, Mr. Lile owns 100% of Cosmopolitan Life Insurance Company, a private insurance company charted in Arkansas in 1931.

Allen A. Hayes, MD, PhD, Director since 8/31/05, age 61:

•	1995 to 2000: Under Harold Lasker MD on a part-time basis at South Oaks Hospital provided medical services for physically challenged.

•	1997 to 2000: Independent medical practitioner in sports medicine at Rutgers University.

Malcolm L. Pollard, JD, CPA, Director, Secretary and Treasurer since 8/31/05, age 65:

•

1990 to present: Self employed attorney and certified public accountant, Erie Pennsylvania. Engaged in a varied practice involving tax, contracts, domestic relations, bankruptcy, startup ventures, quality and peer reviews, and generalized accounting practices.

•

1989 to 1990: Served as the Divisional Controller and Administrative Manager for Great Lakes Evergreen Division of American Nursery Products, Madison, Ohio preparing financial reports and handling administrative matters for division of major agribusiness.

Ann Perniciaro, Director since 8/31/05, age 42:

•

1993 to present: Self employed fashion designer, Birmingham Michigan. Provide fashion, style, and accessorizing advice to customers including the development of privately designed clothing products. Customer clientele includes not only celebrities, dignitaries, corporate executives, but retail labels such as Gucci, Ralph Lauren, and Max Mara.

J. Michael Pickens, JD, Director since 2/15/06, age 45:

•	October 2005 to present: Serve on the Federal Crop Insurance Corporation Board.

•	1997 to 2005: Insurance Commissioner of the State of Arkansas.

•	2004 to 2004: Chairman of the NAIC’s International Insurance Relations Committee Antifraud Task Force and USA Patriot Act Working Group.

•	2003: President of the National Association of Insurance Commissioners

•	1990 to 1997: Partner in the Friday, Eldredge & Clark law firm. Resumed position in 2006 after retiring as Insurance Commissioner of the State of Arkansas.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company directors and executive officers, and persons who own more than ten percent (10%) of the Company’s outstanding common stock, file with the Securities and Exchange Commission (the “Commission”) initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the Commission to furnish the Company with copies of all such reports they file. The Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representation, as of July 2, 2007, all of the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been satisfied.

Audit Committee

The principal functions of the Audit Committee is to recommend the annual appointment of the Company’s auditors concerning the scope of the audit and the results of their examination, to review and approve any the Company’s internal control procedures. Our audit committee consists of Malcolm Pollard who is Chairman of the Committee and Mr. Pollard, a certified public accountant. The Board of Directors believes that the Audit Committee, is capable of concluding that the Company’s disclosure controls and procedures were effective for purposes of the Securities Exchange Act of 1934 filings with the Securities and Exchange Commission. The full audit committee is currently being constituted and will have two outside directors, one of which will be the chairman.

Family Relationships

There are no family relationships between any two or more of our directors or executive officers. There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director or executive officer of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the commodities futures trading commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth the annual and long-term compensation for services in all capacities for the fiscal years ended 2006, paid to our most highly compensated executive officers.

2006 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
J Matt Lile, President	2006	58,423		—				5,028	63,451

2006 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Exercisable	Unexercisable
NONE

2006 OPTION EXERCISES AND STOCK VESTED TABLE

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
NONE

2006 PENSION BENEFITS TABLE

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
NONE

2006 NONQUALIFIED DEFERRED COMPENSATION TABLE

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
NONE

2006 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Malcolm Pollard	8,739	—					8,739
Allen Hayes	6,766	—					6,766
Ann Perniciaro	8,703	—					8,703
Michael Pickens	8,135	30,000					38,135

2006 OTHER COMPENSATION TABLE

Name	Year	Perquisites and Other Personal Benefits ($)	Tax Reimbursements ($)	Insurance Premiums ($)	Company Contributions to Retirement and 401(k) Plans ($)	Severance Payments / Accruals ($)	Change in Control Payments / Accruals ($)	Total ($)
J Matt Lile, President	2006			5,028				5,028
Ann Perniciaro, Director	2006			5,028				5,028

2006 PERQUISITES TABLE

Name	Year	Personal Use of Company Car/Parking	Financial Planning/ Legal Fees	Club Dues	Executive Relocation	Total Perquisites and Other Personal Benefits
NONE

Aggregated Option Exercises in Last Fiscal Year And Fiscal

Year-End Option Values

The Company has not issued any stock options to any of the executive officers listed in the Summary Compensation Table above.

Compensation of Directors

Change in Control

We have a significant financial indebtedness with Samir Financial. On December 15, 2005, we executed a Loan and Security Agreement with Samir Financial, LLC (the “Lender”) for $4,000,000. This loan was due in full at the end of twelve months (December 14, 2006). We were unable to pay off this loan at that time. Samir Financial has agreed to extend the loan until June 15, 2007 in exchange for a $500,000 extension fee. At December 31, 2006, we had not paid the extension fee. A portion of the fee was paid – $200,000 – in January 2007; however, a balance of $300,000 remains outstanding . The loan payoff of $5,000,000was set for June 15, 2007, and was not made. The demand date of the loan’s maturity has now been set at July 31, 2007 for $5.3 million. . Security for this loan is all company assets and a controlling stock position if the loan were to be in default.

Indemnification

Our Articles of Incorporation and Bylaws provide that we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. In certain cases, we may advance expenses incurred in defending any such proceeding. To the extent that the officer or director is successful on the merits in any such proceeding as to which such person is to be indemnified, we must indemnify him against all expenses incurred, including attorney’s fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 5, 2006 the Company borrowed $25,000 from a shareholder. The note is due March 1, 2007 and is at 30% interest. The loan was not repaid on its due date. The balance of the loan at December 31, 2006 and 2005 was $25,000 and $0 respectively.

The Company has leased over 4,000 square feet of office space from its President. The lease will begin in 2007 and provides a lease rate at market value. This transaction was entered into for the benefit of those services being rendered—establishment of the agent network to PEOs, Associations, Unions, and Employers—and for extending office space to the company at a discounted rate for a minimum of five years—set forth in the schedule below—to launch operations of Vsurance in exchange for 500,000 shares of Class A preferred stock. Rental space located in downtown Little Rock in a historic building on the national register of some 4,000 plus square feet with adjacent accommodations for management.

Lease Year	Lease Rate	Market	Savings/loss to owner
One	$4.00	$10	$24,000
Two	$5.00	$10	$20,000
Three	$6.00	$10	$16,000
Four	$7.00	$10	$12,000
Five – Ten	$8.00	$10	$8,000

Total all years			$80,000

INDEPENDENT PUBLIC ACCOUNTANTS

We have had no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures with any of our accountants for the year ended December 31, 2006.

We have not had any other changes in nor have we had any disagreements, whether or not resolved, with our accountants on accounting and financial disclosures during our two recent fiscal years or any later interim period.

STOCK OPTIONS AND WARRANTS

None have been issued.

ELECTION OF THE BOARD OF DIRECTORS

The Board of Directors were elected by a majority of the shareholders and by a quorum of members of the Board of Directors and will hold office until the Company’s Annual Meeting of Stockholders in 2008 or until his successor is duly elected and qualified. Their names and biographies of the Board of Directors are below:

Name	Age	Position
W. Russell Smith, III	44	Chairman & CEO

Malcolm Pollard, CPA	65	Chairman of the Audit Committee

Allen Hayes, MD	61	Chairman of Nominating and Corporate Governance Committee

Ann Perniciaro	42	Chairman of Leadership Development and Compensation Committee

Appointment
J. Michael Pickens	45	Service on the insurance company board as a director

W. Russell Smith, III, Chairman and CEO, age 44

A licensed property and casualty insurance broker and reinsurance manager with over 13 years of experience in the pet insurance industry. During this tenure in the business of insuring household pets (1993 – 2007), Mr. Smith was instrumental in compiling the actuarial cost necessary in establishing premiums for the pet insurance policies and claim reporting guidelines to monitor loss experience. Accomplishments include the establishment of a pet reinsurance company, development of the computer operating system for pet insurance companies, cumulative sales growth of annual written premium of pet health policies on numerous programs to more than $20 million. Further, Mr. Smith has experience managing public companies. Mr. Smith is an experienced financial executive with over 13-years in the financial services industry and is a Summa Cum Laude graduate from Florida Metropolitan University with an MBA in business/accountancy. He also holds a BA in Business/Finance from Eckerd College.

Malcolm L. Pollard, JD, CPA, Director, Secretary and Treasurer since 8/31/05, age 65:

•

1990 to present: Self employed attorney and certified public accountant, Erie Pennsylvania. Engaged in a varied practice involving tax, contracts, domestic relations, bankruptcy, startup ventures, quality and peer reviews, and generalized accounting practices.

•

1989 to 1990: Served as the Divisional Controller and Administrative Manager for Great Lakes Evergreen Division of American Nursery Products, Madison, Ohio preparing financial reports and handling administrative matters for division of major agribusiness.

Allen A. Hayes, MD, PhD, Director since 8/31/05, age 61:

•	1995 to 2000: Under Harold Lasker MD on a part-time basis at South Oaks Hospital provided medical services for physically challenged.

•	1997 to 2000: Independent medical practitioner in sports medicine at Rutgers University.

Ann Perniciaro, Director since 8/31/05, age 42:

•

1993 to present: Self employed fashion designer, Birmingham Michigan. Provide fashion, style, and accessorizing advice to customers including the development of privately designed clothing products. Customer clientele includes not only celebrities, dignitaries, corporate executives, but retail labels such as Gucci, Ralph Lauren, and Max Mara.

J. Michael Pickens, JD, Director since 2/15/06, age 45:

•	October 2005 to present: Serve on the Federal Crop Insurance Corporation Board.

•	1997 to 2005: Insurance Commissioner of the State of Arkansas.

•	2004 to 2004: Chairman of the NAIC’s International Insurance Relations Committee Antifraud Task Force and USA Patriot Act Working Group.

•	2003: President of the National Association of Insurance Commissioners

•	1990 to 1997: Partner in the Friday, Eldredge & Clark law firm. Resumed position in 2006 after retiring as Insurance Commissioner of the State of Arkansas.

Directors are elected at the Company’s annual meeting of Stockholders and serve for one year until the next annual Stockholders’ meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company reimburses all Directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.

This action has been approved by the Board and the written consent of the holders of the majority of the outstanding voting capital stock of the Company.

RATIFICATION OF APPOINTMENT OF NEW AUDITORS

The Board of Directors appointed and the holders of the majority of the outstanding voting capital stock of the Company have ratified the appointment of Lawrence Scharfman, CPA as the Company’s independent certified public accountants.

This action has been approved by the Board and the written consent of the holders of the majority of the outstanding voting capital stock of the Company.

APPROVE AN INCREASE IN AUTHORIZED COMMON STOCK AND A NEW CLASS OF PREFERRED SHARES

MATERIAL TERMS OF THE NEW CLASS OF PREFERRED SHARES

Following becoming effective after we file Articles of Amendment to our Articles of Incorporation, we will be authorized to issue up to 500,000,000 shares of common stock, par value $0.001, and 20,100,000 shares of preferred stock, $0.001 par value which is segmented as follows: 8 million class A; 2 million class B; 10 million class C; and 100,000 class D.

Common Stock

The shares of our common stock presently outstanding, and any shares of our common stock issued upon exercise of stock options and/or warrants, will be fully paid and non-assessable. Each holder of common stock is entitled to one vote for each share owned on all matters voted upon by shareholders, and a majority vote is required for all actions to be taken by shareholders, except that a plurality is required for the election of directors. In the event we liquidate, dissolve or wind-up our operations, the holders of the common stock are entitled to share equally and ratably in our assets, if any, remaining after the payment of all our debts and liabilities and the liquidation preference of any shares of preferred stock that may then be outstanding. The common stock has no preemptive rights, no cumulative voting rights, and no redemption, sinking fund, or conversion provisions. Since the holders of common stock do not have cumulative voting rights, holders of more than 50% of the outstanding shares can elect all of our directors, and the holders of the remaining shares by themselves cannot elect any directors. Holders of common stock are entitled to receive dividends, if and when declared by our board of directors, out of funds legally available for such purpose, subject to the dividend and liquidation rights of any preferred stock that may then be outstanding, including but not limited to, the preferred stock.

Preferred Stock

Our board of directors will have the authority, without further action by the shareholders, to issue such shares of preferred stock in one or more series and to fix the rights, preferences and the number of shares constituting any series or the designation of such series. The issuance of preferred stock may have the effect of delaying or preventing a change in control or make removal of our management more difficult. Additionally, the issuance of preferred stock may have the effect of decreasing the market price of the common stock and may adversely affect the voting and other rights of the holders of common stock. Further, the class D preferred shall be non-dilutive voting control only with no conversion rights to common stock.

The Board has unanimously adopted and shareholders holding a majority of the Common Stock have approved a resolution to create a new class of preferred shares, class D and to increase the number of shares authorized.

MATERIAL TERMS OF THE REVERSE SPLIT

The Board has unanimously adopted a resolution to effect a one-for-eighty (1:80) reverse stock split (the “Reverse Split”) of the Common Stock. The Board believes that the Reverse Split is in the Company’s best interests, principally because it may increase the trading price of the Common Stock and it reduces the capital structure which might enable the Company to raise capital in order to repay the Samir Financial loan. The Company had been in default to Samir Financial since the $4 million loan actually matured December 14, 2006. This loan was extended until June 15, 2007, provided the Company paid the $500,000 extension fee. Only $200,000 has been paid toward this extension. The demand date of the loan’s maturity has now been set at July 31, 2007 for $5.3 million. Capital must be raised if this loan, which is secured by all company assets, is to be repaid. An increase in the price of the Common Stock may, in turn, generate greater investor interest in the Common Stock, thereby enhancing the marketability of the Common Stock to the financial community and give us an opportunity to possibly restructure the loan. For example, the resulting reduction in the number of issued and outstanding shares of Common Stock will provide the Company with additional authorized but unissued shares which could be utilized for future acquisitions or mergers or to otherwise carry out the Company’s business objectives.

As of July 11, 2007, there are 66,109,190 shares of common stock issued and outstanding. The immediate effect of the Reverse Split will be to reduce the number of presently issued and outstanding shares of Common Stock from approximately 66,109,190 to approximately up to 826,365. Further, the preferred stock classes A and B received a one-for-sixty five (1:65) reverse stock split and preferred class C received a one-to-five (1:5) reverse stock split with all shares being converted and reissued as common stock. The Company, after this Reverse Split and conversion of all preferred stock to common, now has just one class of equity stock—common—and the issued and outstanding shares totals 65,021,976, which leaves 434,978,024 shares available for issuance following the Reverse Split. We have no plans, proposals, or arrangements, written or otherwise, at this time to issue any of the additional authorized shares at his time.

The Reverse Split will affect all of the holders of the Company’s Common Stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding up of fractional shares.

The Reverse Split of the Common Stock is expected to become effective after we file Articles of Amendment to our Articles of Incorporation (the “Effective Date”). Upon the Effective Date, the Company will notify the National Association of Securities Dealers, requesting that the split be made effective on the Effective Date. The Reverse Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split. New certificates of Common Stock will not be issued at this time.

We will, in the filing of our Articles of Amendment to our Articles of Incorporation, retain the authorized shares at 500,000,000 shares at a par value of $0.001.

No fractional shares will be issued in connection with the Reverse Split. Shareholders who would otherwise be entitled to receive fractional shares will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. No shareholders will receive cash in lieu of fractional shares.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders.

FEDERAL INCOME TAX CONSEQUENCES

The following summary of material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock are held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder.

EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss will be recognized by a shareholder as a result of the Reverse Split. The aggregate tax basis of the shares received in the Reverse Split will be the same as the shareholder’s aggregate tax basis in the shares exchanged. The shareholder’s holding period for the shares received in the Reverse Split will include the period during which the shareholder held the shares surrendered as a result of the Reverse Split. The Company’s views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

DISSENTER’S RIGHTS OF APPRAISAL

The general corporation law of the State of Nevada does not provide for dissenter’s rights of appraisal in connection with the above actions.

Additional Information

If you have any questions about the actions described above, you may contact Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139. We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

We filed our annual report for the fiscal year ended December 31, 2006 on Form 10-KSB with the SEC. A copy of the annual reports on Form 10-KSB (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any shareholder to Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

Information Incorporated By Reference

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2006.

Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007.

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any shareholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

Distribution of Information Statement

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

By /s/ Malcolm Pollard MALCOLM POLLARD	Date: July ____, 2007